EXHIBIT  32.2

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Delaine Corporation, (the "Company") on Form 10-K for the year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Mariusz Girt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 20th day of November 2012.	/s/ Mariusz Girt
Mariusz Girt, Chief Executive Officer